9. CONVERTIBLE NOTE PAYABLE - RELATED PARTY	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
CONVERTIBLE NOTE PAYABLE - RELATED PARTY
9.	CONVERTIBLE NOTE PAYABLE – RELATED PARTY

On October 18, 2016, the Company entered into a five year employment agreement, effective as of January 1, 2016, with Mr. Desmond Wheatley, the Chief Executive Officer, President, and Chairman of the Company (the “Agreement”). Pursuant to the Agreement, Mr. Wheatley will receive an annual deferred salary of $50,000 which Mr. Wheatley would have deferred until such time as Mr. Wheatley and the Board of Directors agreed that payment of the deferred salary and/or cessation of the deferral was appropriate. In certain circumstances upon the Company achieving specified milestones, which are described in the Agreement, Mr. Wheatley could have demanded payment of all or any portion of the deferred amount, and the Company must comply with such demand. In August 2018 this agreement was amended to where his salary shall defer until the earliest to occur of the following: (i) a permissable event specified in Section 409A of the Code, or (ii) December 31, 2020, or (iii) an event specified in Section 8.1(a) or 8.1(b) of the Agreement. In the case of a cessation of the deferral, the Company’s Board of Directors may unilaterally affect such a result by a resolution duly adopted by it without the agreement or participation of the Employee and with Employee recusing himself from the vote. Employee will be paid all of the deferred amount upon the occurrence of (a) if and when the Company experiences a “change of control” whereby more than 50% of the outstanding equity of the Company changes ownership in a single transaction or series of related transactions, or otherwise as defined in Section 15.6 of the Original Agreement, (b) a sale of all or substantially all of the assets of the Company, (c) a permissible event specified in Section 409A of the Code, or (d) on December 31, 2020.

All deferred amounts are evidenced by an unsecured convertible promissory note payable by the Company to Mr. Wheatley amended and signed in October 2018, bearing simple interest at the rate of 10% per annum, accruing until paid, convertible into shares of the Company’s common stock at $0.15 per share at any time in whole or in part at Mr. Wheatley’s discretion. As the conversion price was equivalent to the fair value of the common stock at various salary deferral dates prior to June 30, 2018, there was no beneficial conversion feature to this note through this date. Subsequent to June 30, 2018 and through December 31, 2018, and based on the average daily closing price of Our common stock, the Company recorded $8,672 of debt discount for the beneficial conversion feature value which is being amortized to interest expense over the term of the note. Additionally, on March 29, 2017 the board of directors granted Mr. Wheatley a $35,000 bonus for which Mr. Wheatley agreed to defer such bonus under the same terms of his salary deferral. The balance of the note as of December 31, 2017 is $135,000. The balance of the note as of December 31, 2018, is $177,251, net of debt discount amounting to $7,749, with accrued and unpaid interest amounting to $28,220 which is included in accrued expenses (See Notes 7 and 18). This Note is classified as short term as of December 31, 2017 and long term as of December 31, 2018 on the accompanying consolidated balance sheet as a result of the August 2018 amendment changing the due date to December 1, 2020.